Exhibit 99.2

LIST OF OMITTED SCHEDULES AND EXHIBITS TO THE ASSET PURCHASE AGREEMENT

         The Registrant agrees to furnish supplementally a copy of the schedules and exhibits listed below to the Securities and Exchange Commission upon request.

Schedule               Description

2.01(a)                Qualified Jurisdictions; Subsidiary; Investments
2.01(c)                Subsidiary Equity Securities
2.01(d)                Subsidiary Investments
2.02                   Agreements
2.04(a)(i)             Balance Sheet and Pro-Forma Balance Sheet
2.04(a)(ii)            Management Operations Statements
2.04(a)(iii)           Parent Financial Statements
2.05                   Certain Changes or Events
2.05(f)                Changes in Employee Benefit Plans
2.06(a)                Consents
2.06(b)                Permits
2.07(a)                Good And Valid Title
2.08                   Intellectual Property
2.08(c)                Infringing Sellers or Subsidiary Intellectual Property
2.08(e)                Infringing Third Party Intellectual Property
2.09                   Material Contracts
2.10                   Litigation
2.11(a)                Tax Returns
2.11(b)                Audits
2.11(c)                Tax Return Extensions
2.11(d)                Tax Sharing/Allocations
2.14                   Insurance
2.15                   Employee Benefit Plans
2.15(m)                Additional Employee Benefit Plans
2.17                   Web Site Performance Statistics
2.18                   Transactions with Certain Persons
2.19                   Sufficiency of Assets
2.21(b)                Leased Property
2.21(c)                Improvements
2.24                   Liabilities
2.25(a)                Clients and Sponsors
2.25(b)                Backlog Orders
2.26                   Vendors
2.27                   Bank Accounts
5.02(c)                Assumed Employment Agreements
6.03(b)                Accounts Receivable
7.01(d)                Nonassignable Contracts



Exhibit             Description

D                   Wire Transfer Instructions of Medscape
D-1                 Wire Transfer Instructions of Escrow Agent
F-1                 Affected Employees
F-2                 Retained Employees
G                   Cash Contribution Amount and Severance Reimbursement Amount